August 31, 2021

BNY MELLON FUNDS TRUST

-	BNY Mellon International Fund
-	BNY Mellon Emerging Markets Fund

Supplement to Current Prospectus

The following information supersedes and replaces the information in the second paragraph in the section "Fund Summary – BNY Mellon International Fund – Portfolio Management" in the prospectus:

James A. Lydotes, CFA, is the fund's primary portfolio manager. Mr. Lydotes has been the primary portfolio manager of the fund since December 2015. Mr. Lydotes is a managing director and senior portfolio manager on the Global Equity team at Mellon. Mr. Lydotes also is an employee of BNYM Investment Adviser and manages the fund in his capacity as an employee of BNYM Investment Adviser.

The following information supersedes and replaces the information in the second paragraph in the section "Fund Summary – BNY Mellon Emerging Markets Fund – Portfolio Management" in the prospectus:

Julianne D. McHugh is the fund's primary portfolio manager. Ms. McHugh has been the primary portfolio manager of the fund since December 2019. Ms. McHugh is a managing director and a senior portfolio manager at Mellon. Ms. McHugh also is an employee of BNYM Investment Adviser and manages the fund in her capacity as an employee of BNYM Investment Adviser.

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The preceding information supersedes and replaces any contrary information in the section "Fund Details – Management – Portfolio Managers – BNY Mellon International Fund" and "– BNY Mellon Emerging Markets Fund" in the prospectus.

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The information for Chris Yao in the section "Fund Details – Management – Biographical Information" in the prospectus is removed in its entirety.

MFT-S0821